Exhibit 99.5
FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performances. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other
Below 70	72,750,153	198,797,501	6,700,976	3,596,304	5,394,888
70.01 to 75	23,086,087	123,626,090	3,764,531	2,615,654	986,469
75.01 to 80	70,466,741	762,482,740	33,022,155	6,163,930	8,452,839
80.01 to 85	42,709,764	234,662,426	18,009,745	1,087,232	7,061,429
85.01 to 90	42,177,353	359,904,000	17,917,246	3,040,716	13,190,605
90.01 to 95	14,887,870	123,667,518	5,189,549	1,016,886	10,475,329
95.01 to 100	61,301,821	34,242,306	4,592,667	1,105,973	0
100.01 plus	0	0	0	0	0

FICO	Fixed $	2/28 $	3/27 $	5/25 $	Other
below 549	21,344,163	242,571,967	6,690,649	970,145	2,265,617
550 to 574	21,726,118	163,095,591	6,485,963	996,466	7,696,770
575 to 599	37,535,541	239,281,143	8,963,999	2,172,905	7,574,835
600 to 624	60,075,409	317,355,083	16,388,394	4,465,475	10,762,338
625 to 649	54,208,438	290,099,317	15,895,326	4,509,648	5,606,696
650 to 674	44,672,242	218,557,923	11,875,241	2,368,805	6,831,939
675 to 699	35,397,966	158,845,973	8,790,082	1,618,783	1,857,939
700 plus	52,419,911	207,575,584	14,107,216	1,524,468	2,965,428

Property Type:	Fixed $	2/28 $	3/27 $	5/25 $	Other
Single-Family Detached	237,051,522	1,267,741,253	55,218,572	11,887,878	30,857,027
PUD	28,523,927	213,206,643	13,309,839	2,649,338	1,787,320
Condo	13,569,994	135,994,679	8,305,832	871,805	4,169,891
3+ Family Det.	15,112,785	71,359,983	1,855,245	881,566	2,692,341
Manufactured House	0	1,286,405	0	0	0
Other	33,121,558	147,793,619	10,507,383	2,336,109	6,054,981

Purpose:	Fixed $	2/28 $	3/27 $	5/25 $	Other
Purchase	91,007,936	781,860,029	29,525,907	3,396,568	9,087,926
Refinance rate/term	23,094,283	74,212,972	3,667,767	886,282	2,670,930
Cash Out Refi (COF) Below 70 LTV	64,203,539	172,671,528	5,710,190	3,596,304	5,216,736
COF with LTV 70.01 to 75	18,109,254	97,850,925	3,617,543	2,297,199	851,751
COF with LTV 75.01 to 80	39,657,568	168,620,241	11,040,131	3,016,438	4,753,978
COF with LTV 80.01 to 85	31,605,399	168,851,257	14,466,303	580,509	5,627,166
COF with LTV 85.01 to 90	31,301,731	210,564,057	12,989,826	1,759,032	8,475,418
COF with LTV 90.01 to 95	8,367,617	82,505,461	3,396,959	1,096,885	8,645,845
COF with LTV 95.01 to 100	19,742,381	80,246,109	4,782,243	1,997,479	231,809
COF with LTV 100.01 plus	290,080	0	0	0	0
Other	0	0	0	0	0

Occupancy Status:	Fixed $	2/28 $	3/27 $	5/25 $	Other
Owner Occupied	304,496,512	1,690,269,001	82,881,074	16,002,786	40,277,120
2nd Home	1,663,637	9,904,414	338,142	0	0
Investment	21,219,639	137,209,166	5,977,654	2,623,910	5,284,440
Other	0	0	0	0	0

Loan Balance	Fixed $	2/28 $	3/27 $	5/25 $	Other
Below 50,000	20,830,093	10,750,741	391,777	88,586	0
50,000.01 to 100,000	58,981,624	100,201,673	6,354,109	1,109,748	162,044
100,000.01 to 150,000	54,310,140	221,389,706	9,117,613	1,485,688	2,971,314
150,000.01 to 200,000	39,985,162	249,075,074	12,965,432	3,207,708	5,469,755
200,000.01 to 400,000	111,605,777	846,833,522	41,642,860	10,218,791	22,986,724
400,000.01 to 500,000	22,512,283	233,761,523	12,493,195	1,958,908	9,423,260
500,000.01 to 600,000	13,194,422	111,138,090	5,586,883	557,266	3,202,542
600,000.01 to 1,000,000	5,960,287	64,232,251	645,000	0	1,345,921
1,000,000.01 and above	0	0	0	0	0

Loan Term	Fixed $	2/28 $	3/27 $	5/25 $	Other
>30 Years	0	0	0	0	0
30 Years	259,698,498	1,837,382,581	89,196,870	18,626,696	45,561,560
20 Years	9,631,747	0	0	0	0
15 Years	57,291,176	0	0	0	0
Other	758,366	0	0	0	0

Documentation Type	Fixed $	2/28 $	3/27 $	5/25 $	Other
Full Documentation	202,574,045	912,858,845	54,213,654	12,768,358	12,539,746
Limited Documentation	4,255,270	24,814,987	724,540	0	2,365,197
Stated Docs with LTV below 70	25,881,541	85,365,391	1,676,775	1,650,412	3,249,013
Stated Docs with LTV 70.01 to 75	8,966,486	47,573,299	1,888,979	718,164	688,914
Stated Docs with LTV 75.01 to 80	16,880,486	108,456,850	3,575,358	306,852	4,725,668
Stated Docs with LTV 80.01 to 85	11,509,109	94,684,789	7,098,211	325,805	4,486,159
Stated Docs with LTV 85.01 to 90	11,738,439	153,126,511	8,995,230	1,715,820	7,558,040
Stated Docs with LTV 90.01 to 95	6,073,231	97,780,649	1,480,049	437,755	7,826,156
Stated Docs with LTV 95.01 to 100	33,019,494	273,989,496	7,188,313	189,164	1,873,969
Stated Docs with LTV above 100.01	0	607,528	0	0	0
Other	6,481,687	38,124,235	2,355,762	514,365	248,698

Lien Status	Fixed $	2/28 $	3/27 $	5/25 $	Other
1st Lien	273,782,455	1,837,382,581	89,196,870	18,626,696	45,561,560
Second Liens with LTV below 85	0	0	0	0	0
Second Liens with LTV 85.01 to 90	275,932	0	0	0	0
Second Liens with LTV 90.01 to 95	1,645,573	0	0	0	0
Second Liens with LTV 95.01 to 100	51,675,828	0	0	0	0
Second Liens with LTV above 100.01	0	0	0	0	0

Interest Only	Fixed $	2/28 $	3/27 $	5/25 $	Other
Dollar of Mortgage Type	25,490,497	568,976,053	36,687,410	3,149,555	0
Ave. FICO	676	653	658	657	0
Ave. LTV	77.17	81.33	81.86	81.82	0
% Stated Docs	21.13	47.89	28.74	0	0
% Full Docs	76.78	48.72	67.18	93.59	0

MH Stratification:
Total Balance	730,343,329
% Pool Balance	31.51%
Ave. FICO	619
Ave. LTV	88.69%
% Full Docs	59.00%

Silent Seconds Stratification:
Total Balance	664,894,411
% Pool Balance	28.68%
Ave. FICO	655
Ave. LTV	80.32%
% Full Docs	49.66%

Second Lien Stratification:
Total Balance	53,597,333
% Pool Balance	2.31%
Ave. FICO	660
Ave. LTV	99.76%
% Full Docs	49.97%

LTV Above 90 Stratification:
Total Balance	256,479,919
% Pool Balance	11.06%
Ave. FICO	652
Ave. LTV	96.77%
% Full Docs	48.12%
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.